                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 12
Report of Independent Accountants................ 15
Dividend Reinvestment Plan....................... 16

VOF ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our
forward progress. I am pleased to
announce that Philip N. Duff, formerly                  [PHOTO]
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief             DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

                                                           Continued on page two

    Florida's economy remained strong, underpinned by continued growth in the tourism and construction industries. The combination of brisk growth, which boosted state tax revenues, and conservative fiscal management led the Standard & Poor's Ratings Group to upgrade its rating on the state's general obligation bonds from AA to AA+. During the second half of the year, the supply overhang of Florida municipal bonds moderated, eliminating a factor that had depressed bond prices earlier in the year.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
     As of October 31, 1997

AAA....................  82.3%
AA.....................   5.5%
A......................   1.3%
BBB....................  10.9%


*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We maintained a portfolio heavily weighted toward high-quality bonds. The high concentration in AAA-rated securities in the portfolio reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market and about 70 percent of new Florida securities. Bonds rated AAA are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to outperform lower-rated securities. Bonds rated BBB, the lowest investment-grade credit rating assigned by Standard & Poor's, tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was minimal due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was often little incentive to replace bonds in the portfolio. Trading was also restrained by a frequent supply shortage of Florida bonds, and expensive prices for those bonds that were available. In addition, yield spreads between high-quality and low-quality bonds were narrow due to the increasing number of insured bonds in the market. In this environment, it was difficult to justify purchasing lower-rated securities and assuming additional credit risk.
    Acquisitions focused on enhancing the Trust's call protection. Because we hope to limit the number of bonds that could be "called" at any one time, we purchased new long-term discount securities that will not be callable for many years. To increase income, we favored high-yielding, lower-rated bonds from a diversified mix of market sectors.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an

                                                         Continued on page three
attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    The Trust remains well-diversified by sector, but continues to maintain its heaviest weightings in public education and health-care securities. Public education bonds have benefited from strong retail demand due to their general obligation backing and the fact that most are insured. Health-care bonds have been underpinned by the continuing financial improvement of this sector due to industry consolidation and efforts to control operating expenses.
    During the second half of the fiscal year, the duration of the portfolio declined slightly due to the market rally, which caused some bonds to trade to their call dates rather than their maturity dates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with short durations tend to perform better when interest rates are rising.
    Conversely, portfolios with long durations tend to perform better when rates are falling, which characterized the second half of the period. Looking ahead, we hope to take advantage of trading opportunities in order to extend the Trust's duration. As of October 31, the Trust's duration stood at 7.16 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index.

Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*

Public Education.................. 21.3%
Health Care....................... 18.8%
Transportation.................... 11.6%
Industrial Revenue................. 8.5%
Water & Sewer...................... 7.4%



*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1997, the Van Kampen American Capital Florida Municipal Opportunity Trust generated a total return at market price of 9.96 percent(1). The Trust offered a tax-exempt distribution rate of
5.58 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $13.125, an 11.08 percent discount to its net asset value of $14.76. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 8.72 percent(4) (for investors in the federal income tax bracket of 36 percent).

                                                          Continued on page four

[DIVIDEND HISTORY GRAPH]

Twelve-month Dividend History
For the Period Ended October 31, 1997

                         Nov      Dec    Jan     Feb      Mar     Apr      May      Jun      Jul      Aug      Sep      Oct
                        1996     1996    1997    1997     1997    1997     1997     1997     1997     1997     1997     1997
Distribution per
Common Share           $.0610  $.0610  $.0610   $.0610   $.0610  $.0610   $.0610   $.0610   $.0610   $.0610   $.0610   $.0610


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, leveraged costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

                 VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL
                               OPPORTUNITY TRUST
                           (AMEX TICKER SYMBOL--VOF)



 COMMON SHARE TOTAL RETURNS
 One-year total return based on market price(1).............    9.96%
 One-year total return based on NAV(2)......................   10.33%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.58%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    8.72%

 SHARE VALUATIONS

Net asset value............................................  $ 14.76
Closing common stock price.................................  $13.125
One-year high common stock price (08/04/97)................  $13.625
One-year low common stock price (04/29/97).................  $12.250
Preferred share rate(5)....................................   3.625%


(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                             PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.7%
         FLORIDA  94.6%
$ 1,000  Altamonte Springs, FL Hlth Fac Auth Hosp Rev
         Adventist Hlth Sunbelt Ser B (AMBAC Insd)........   5.375%   11/15/23  $   976,020
  1,000  Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd).....   6.750    07/01/12    1,127,070
  1,750  Broward Cnty, FL Edl Fac Auth Rev Nova Southeastn
         Univ Proj (Connie Lee Insd)......................   5.875    04/01/07    1,893,745
    545  Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg
         (GNMA Collateralized)............................   6.500    09/01/21      577,787
  1,000  Dade Cnty, FL Aviation Rev Ser C (MBIA Insd).....   5.500    10/01/04    1,060,660
  1,750  Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.750    05/01/08    1,869,910
  1,000  Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
         Corp Proj........................................   6.900    08/01/22    1,110,980
    300  Florida Hsg Fin Agy Homeowner Mtg Ser 2 (MBIA
         Insd)............................................   5.900    07/01/29      309,162
  1,000  Florida Hsg Fin Agy Homeowner Mtg Ser 3..........   6.350    07/01/28    1,058,990
    235  Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
         (AMBAC Insd).....................................   6.150    07/01/25      246,193
    350  Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
         (AMBAC Insd).....................................   6.250    07/01/35      367,143
    900  Florida Ports Fin Comm Rev Tran Trust Fund (MBIA
         Insd)............................................   5.375    06/01/27      892,710
  1,300  Florida St Brd Edl Cap Outlay Pub Edl Ser C
         (Prerefunded @ 06/01/02).........................   6.625    06/01/22    1,441,167
    300  Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)............................................   5.625    07/01/19      307,842
    500  Gainesville, FL Utils Sys Rev....................   8.125    10/01/14      646,620
  2,000  Hillsborough Cnty, FL Cap Impt Pgm Rev Criminal
         Justice Fac Rfdg (FGIC Insd).....................   5.250    08/01/16    2,003,200
  1,650  Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)...................   6.375    10/01/13    1,800,068
  1,750  Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev
         Univ Cmnty Hosp (MBIA Insd)......................   5.750    08/15/14    1,830,623
  1,500  Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Rfdg (MBIA Insd)..........   6.250    12/01/34    1,642,125
  1,000  Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000    05/01/22    1,159,900
  1,750  Hillsborough Cnty, FL Indl Dev Auth Rev Allegany
         Hlth Sys J Knox Village (MBIA Insd)..............   6.000    12/01/06    1,886,255
  1,740  Hillsborough Cnty, FL Sch Brd Ctfs Partn (MBIA
         Insd)............................................   6.000    07/01/12    1,868,621
  1,000  Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
         (Connie Lee Insd)................................   6.500    02/01/11    1,088,990
  1,000  Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg..............   7.875    12/15/25    1,162,660
  1,000  Okeechobee, FL Wtr & Swr Rev Ser A (Prerefunded @
         01/01/03) (MBIA Insd)............................   6.500    01/01/17    1,122,140

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------

         FLORIDA (CONTINUED)
$   775  Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.550%   10/01/21  $   821,864
  1,000  Orange Cnty, FL Tourist Dev Tax Rev Ser B (AMBAC
         Insd)............................................   6.500    10/01/19    1,117,710
  1,000  Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (AMBAC Insd).....................................   6.000    08/01/06    1,102,710
  1,200  Polk Cnty, FL Sch Brd Ctfs Partn (FSA Insd)......   5.000    01/01/14    1,185,504
    635  Saint Petersburg, FL Excise Tax Rev (FGIC
         Insd)............................................   5.000    10/01/16      621,290
    365  Saint Petersburg, FL Excise Tax Rev (Prerefunded
         @ 10/01/03) (FGIC Insd)..........................   5.000    10/01/16      357,769
  2,000  Santa Rosa Bay Brdg Auth FL Rev..................   6.250    07/01/28    2,096,600
    705  Titusville, FL Wtr & Swr Rev (MBIA Insd).........   5.800    10/01/08      764,636
  1,000  Village Cent Cmnty Dev Dist FL Util Rev (FGIC
         Insd)............................................   6.000    11/01/18    1,108,310
                                                                                -----------
                                                                                 38,626,974
                                                                                -----------
         PUERTO RICO  4.1%
    500  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg.............................................   6.375    07/01/08      537,675
  1,000  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
         Rfdg (Embedded Cap) (FSA Insd) (a)...............   5.730    07/01/21    1,148,700
                                                                                -----------
                                                                                  1,686,375
                                                                                -----------
TOTAL LONG-TERM INVESTMENTS  98.7%
  (Cost $37,223,143)..........................................................   40,313,349
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%...................................      531,594
                                                                                -----------
NET ASSETS 100.0%.............................................................  $40,844,943
                                                                                ===========



(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $37,223,143)........................  $40,313,349
Cash........................................................       78,700
Interest Receivable.........................................      677,089
Unamortized Organizational Costs............................        3,712
Other.......................................................          137
                                                              -----------
      Total Assets..........................................   41,072,987
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       22,420
  Income Distributions -- Common and Preferred Shares.......        8,520
  Administrative Fee........................................        6,898
  Affiliates................................................        6,623
Accrued Expenses............................................      113,373
Trustees' Deferred Compensation and Retirement Plans........       70,210
                                                              -----------
      Total Liabilities.....................................      228,044
                                                              -----------
NET ASSETS..................................................  $40,844,943
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 320 issued with liquidation preference of $50,000
  per share)................................................  $16,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,683,270 shares issued and
  outstanding)..............................................       16,833
Paid in Surplus.............................................   24,681,474
Net Unrealized Appreciation.................................    3,090,206
Accumulated Undistributed Net Investment Income.............      177,944
Accumulated Net Realized Loss...............................   (3,121,514)
                                                              -----------
      Net Assets Applicable to Common Shares................   24,844,943
                                                              -----------
NET ASSETS..................................................  $40,844,943
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($24,844,943 divided
  by 1,683,270 shares outstanding)..........................  $     14.76
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $2,288,839
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       259,819
Administrative Fee..........................................        79,944
Preferred Share Maintenance.................................        59,756
Audit.......................................................        35,405
Accounting Services.........................................        35,040
Trustees' Fees and Expenses.................................        29,102
Legal.......................................................         6,840
Amortization of Organizational Costs........................         4,997
Custody.....................................................           569
Other.......................................................        26,093
                                                                ----------
    Total Expenses..........................................       537,565
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,751,274
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $     (238)
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     1,899,280
  End of the Period.........................................     3,090,206
                                                                ----------
Net Unrealized Appreciation During the Period...............     1,190,926
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $1,190,688
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $2,941,962
                                                                ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 1,751,274        $ 1,815,272
Net Realized Loss.......................................          (238)           (24,049)
Net Unrealized Appreciation
  During the Period.....................................     1,190,926             60,673
                                                           -----------        -----------
Change in Net Assets from Operations....................     2,941,962          1,851,896
                                                           -----------        -----------
Distributions from Net Investment Income:
  Common Shares.........................................    (1,232,089)        (1,232,100)
  Preferred Shares......................................      (562,577)          (529,655)
                                                           -----------        -----------
Total Distributions.....................................    (1,794,666)        (1,761,755)
                                                           -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     1,147,296             90,141
NET ASSETS:
Beginning of the Period.................................    39,697,647         39,607,506
                                                           -----------        -----------
End of the Period (Including accumulated undistributed
  net investment income of $177,944 and $221,336,
  respectively).........................................   $40,844,943        $39,697,647
                                                           ===========        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              July 30, 1993
                                                                              (Commencement
                                            Year Ended October 31,            of Investment
                                     -------------------------------------    Operations) to
                                      1997      1996      1995      1994     October 31, 1993
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a).......................  $14.078   $14.024   $11.735   $14.888            $14.628
                                     -------   -------   -------   -------            -------
Net Investment Income..............    1.041     1.078     1.163     1.050               .091
Net Realized and Unrealized
  Gain/Loss........................     .707      .023     2.226    (3.180)              .251
                                     -------   -------   -------   -------            -------
Total from Investment Operations...    1.748     1.101     3.389    (2.130)              .342
                                     -------   -------   -------   -------            -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders....     .732      .732      .732      .787               .066
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.......     .334      .315      .368      .236               .016
                                     -------   -------   -------   -------            -------
Total Distributions................    1.066     1.047     1.100     1.023               .082
                                     -------   -------   -------   -------            -------
Net Asset Value, End of the
  Period...........................  $14.760   $14.078   $14.024   $11.735            $14.888
                                     =======   =======   =======   =======            =======
Market Price Per Share at End of
  the Period.......................  $13.125   $12.625   $12.000    $9.750            $14.875
Total Investment Return at Market
  Price (b)........................    9.96%    11.57%    31.16%   (30.20%)             (.40%)*
Total Return at Net Asset Value
  (c)..............................   10.33%     5.80%    26.30%   (16.27%)             (.36%)*
Net Assets at End of the Period (In
  millions)........................    $40.8     $39.7     $39.6     $35.8              $41.0
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**.........................    2.24%     1.83%     1.37%     1.49%              2.59%
Ratio of Expenses to Average Net
  Assets**.........................    1.34%     1.09%      .79%      .87%              2.16%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares** (d)..............    4.96%     5.46%     6.13%     6.06%              2.10%
Portfolio Turnover.................       4%       16%       24%      101%                 0%*

 * Non-Annualized

** If certain expenses had not been waived by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares...........................      N/A     2.40%     2.49%     2.50%              N/A
Ratio of Expenses to Average Net
  Assets...........................      N/A     1.43%     1.44%     1.46%              N/A
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)................      N/A     4.89%     5.00%     5.05%              N/A

(a) Net Asset Value at July 30, 1993, is adjusted for common and preferred share offering costs of $.372 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Municipal Opportunity Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on July 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                                October 31, 1997
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the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending July 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $3,121,514 which will expire between October 31, 2002 and October 31, 2005.

    At October 31, 1997, for federal income tax purposes, cost of long-term investments is $37,223,143; the aggregate gross unrealized appreciation is $3,090,206 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $3,090,206.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include

                                October 31, 1997
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record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $41,000 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its Trustees who are not officers of VKAC. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales, excluding short-term investments, were $1,446,714 and $1,439,600, respectively.

4. PREFERRED SHARES

The Trust has outstanding 320 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1997 was 3.625%. During the year ended October 31, 1997, the rates ranged from 2.400% to 4.069%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Florida Municipal Opportunity Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Florida Municipal Opportunity Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Florida Municipal Opportunity Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
November 24, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

        VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 1,450,660 shares voted for the proposal, 23,619 shares voted against, 23,216 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of the following Trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                -----------------------
                                                IN FAVOR       WITHHELD
-----------------------------------------------------------------------
David C. Arch                                   1,470,327       29,840
Howard J Kerr                                   1,472,327       27,840
Dennis J. McDonnell                             1,472,327       27,840

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 1,472,640 shares voted for the proposal, 4,970 shares voted against, 22,877 shares abstained and 0 shares represented broker non-votes.

        VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

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